SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 30, 2000

                        1ST ATLANTIC GUARANTY CORPORATION

               (Exact Name of Registrant as Specified in Charter)

        Maryland                       333-41361                 54-1322110
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
 Incorporation)                                              Identification No.)

           2 Wisconsin Circle, Suite 700, Chevy Chase, Maryland 20815
        (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (301) 656-4200


Item 4.  Changes in Registrant's Certifying Accountant.

         On May 30, 2000, 1st Atlantic Guaranty Corporation (the "Company") determined that the firm of KPMG LLP ("KPMG") would no longer serve as the Company's independent accounting firm. The Company filed a report on Form 8-K dated June 6, 2000 to report the change.

         On June 26, 2000, the Company received KPMG's letter to the Commission stating that it agrees with the Company's statements included in the second paragraph under Item 4 of its Form 8-K. This letter is incorporated herein as
Exhibit 16 under Item 7(c).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits

                 The following exhibit is filed herewith:

                 Exhibit Number

                 16 Letter, dated June 19, 2000 from KPMG LLP to the Securities and Exchange Commission


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2000

                                            1ST ATLANTIC GUARANTY CORPORATION

                                            By:   /s/ John J. Lawbaugh
                                                 ------------------------------
                                            Name:     John J. Lawbaugh
                                            Title:    President